UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2021

_____________________

KLX ENERGY SERVICES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identificaiton No.)

3040 Post Oak Boulevard, 15th Floor Houston, Texas 77056 (Address of Principal Executive Offices)

(832) 844-1015 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	symbol(s)	on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market
_____________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02 Results of Operations and Financial Condition.

On September 9, 2021, KLX Energy Services Holdings, Inc. issued a press release announcing its financial results for the fiscal quarter ended July 31, 2021. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto and incorporated herein by reference.

The information in this item, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 3, 2021, the Board of Directors of KLX Energy Services Holdings, Inc. (the “Company”) adopted the Fourth Amended and Restated Bylaws of the Company (the “Restated Bylaws”), effective as of such date, to change the Company’s fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, the Company’s current fiscal year 2021 will be shortened from 12 months to 11 months and end on December 31, 2021.

The Company will file its Annual Report on Form 10-K as its transition report, which will cover the 11 month period from February 1, 2021 to December 31, 2021. The reporting periods and applicable reports for the remainder of fiscal year 2021 are expected to be as follows:

Fiscal Period	Reporting Period	Report to be Filed
Second quarter of fiscal 2021	May 1 to July 31, 2021	Quarterly Report on Form 10-Q
Third quarter of fiscal 2021	August 1 to October 31, 2021	Quarterly Report on Form 10-Q
Fiscal year 2021 (transition period)	February 1 to December 31, 2021	Transition Report on Form 10-K

The Company intends to begin filing its quarterly reports on Form 10-Q based on the new fiscal year-end beginning with the first quarter of 2022, ending March 31, 2022.

The foregoing description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit
No.	Description
3.1	Fourth Amended and Restated Bylaws of KLX Energy Services Holdings, Inc.
99.1*	Press Release, dated September 9, 2021, issued by KLX Energy Services Holdings, Inc. announcing financial results for the fiscal quarter ended July 31, 2021
104	Cover Page Interactive Data File (embedded within Inline XBRL document).
*    Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Christopher J. Baker
Name:	Christopher J. Baker
Title:	President and Chief Executive Officer
Date:	September 9, 2021